UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
September 25, 2006
Date of Report (Date of earliest event reported)

Commission File	Exact Name of Registrant as Specified in Its Charter; State of
Number	Incorporation; Address of Principal Executive Offices; and	IRS Employer
	Telephone Number	Identification Number

000-16844	PECO ENERGY COMPANY	23-0970240
(a Pennsylvania corporation)
P.O. Box 8699
Philadelphia, Pennsylvania 19101-8699
(215) 841-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement
On September 25, 2006, PECO Energy Company (PECO) issued $300 million aggregate principal amount of its First and Refunding Mortgage Bonds, 5.95% Series due 2036. See Item 2.03 below for a description of those bonds and related agreements.
Section 2 — Financial Information
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
On September 25, 2006, PECO issued $300 million aggregate principal amount of its First and Refunding Mortgage Bonds, 5.95% Series due 2036. The bonds were issued pursuant to PECO’s First and Refunding Mortgage, dated as of May 1, 1923 as amended and supplemented and as further amended and supplemented by the One Hundred and Second (Mortgage), and a One Hundred and Second Supplemental Indenture, dated as of September 15, 2006 (Supplemental Indenture).
The proceeds of the bonds were used to supplement working capital previously financed through sales of commercial paper having an approximate interest rate of 5.31% per annum as of September 15, 2006.
The bonds carry an interest rate of 5.95% per annum, which is payable semi-annually on April 1 and October 1, commencing April 1, 2007. The bonds are redeemable at any time at PECO’s option at a “make-whole” redemption price calculated as provided in the Supplemental Indenture. A copy of the Supplemental Indenture, which establishes the terms of the Bonds, is attached hereto as Exhibit 4.1 and is incorporated herein by reference.
In connection with the issuance of the bonds, Ballard Spahr Andrews & Ingersoll, LLP provided PECO with the legal opinions attached to this report as Exhibit 5.1 and Exhibit 8.1.
A copy of the Underwriting Agreement, dated September 18, 2006, among PECO and Barclays Capital Inc., BNP Paribas Securities Corp. and Scotia Capital (USA) Inc., as representatives of the several underwriters named therein, is filed as Exhibit 1.1 to this report.
* * * * *
Except for the historical information contained herein, certain of the matters discussed in this Report are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by PECO include those items discussed in (a) PECO’s 2005 Annual Report on Form 10-K—ITEM 1A. Risk Factors, (b) PECO’s 2005 Annual Report on Form 10-K—ITEM 8. Financial Statements and Supplementary Data: PECO—Note 15, and (c) other factors discussed in filings with the SEC by PECO. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Report. PECO does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Report.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement dated September 18, 2006 among PECO and Barclays Capital Inc., BNP Paribas Securities Corp. and Scotia Capital (USA) Inc., as representatives of the several underwriters named therein.

Exhibit No.	Description

4.1	One Hundred and Second Supplemental Indenture dated as of September 15, 2006 from PECO to Wachovia Bank, National Association, as trustee.

5.1	Exhibit 5 Opinion dated September 25, 2006 of Ballard Spahr Andrews & Ingersoll, LLP.

8.1	Exhibit 8 Opinion dated September 25, 2006 of Ballard Spahr Andrews & Ingersoll, LLP.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PECO ENERGY COMPANY

/s/ John F. Young

John F. Young
Executive Vice President, Finance and Markets,
and Chief Financial Officer
Exelon Corporation
September 25, 2006

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated September 18, 2006 among PECO and Barclays Capital Inc., BNP Paribas Securities Corp. and Scotia Capital (USA) Inc., as representatives of the several underwriters named therein.

4.1	One Hundred and Second Supplemental Indenture dated as of September 15, 2006 from PECO to Wachovia Bank, National Association, as trustee.

5.1	Exhibit 5 Opinion dated September 25, 2006 of Ballard Spahr Andrews & Ingersoll, LLP.

8.1	Exhibit 8 Opinion dated September 25, 2006 of Ballard Spahr Andrews & Ingersoll, LLP.